Events After the Balance Sheet	12 Months Ended
Dec. 31, 2020
Disclosure of events after reporting period [text block] [Abstract]
EVENTS AFTER THE BALANCE SHEET
35.	EVENTS AFTER THE BALANCE SHEET

On January 24, 2021, the Company entered into a Debt Exchange Agreement with Keyan Yan. Under the Agreement, the Company satisfied outstanding debts owed to Mr. Yan in the amount of $809,552 in exchange for the issuance to Mr. Yan of 674,626 shares of the Company’s common stock, representing a conversion price of $1.20 per share.

On February 26, 2021, the Board of Directors approved a Binding Memorandum of Understanding regarding an exempt private offering of convertible preferred stock in the amount of up to $1,500,000 to a single investor. Under the MOU, the investor will purchase up to 100,000 shares of convertible preferred stock at a price of $15 per share. Each share of preferred stock will be convertible to shares of our common stock at a ratio of 15 shares of common stock for each share of preferred stock. All shares of common stock issuable upon conversion of the preferred stock will be subject to a two-year lock-up agreement running from the initial closing of the financing. Conversions will be limited such that the investor may not affect a conversion of the preferred stock to the extent that, immediately after such conversion, the investor would be the beneficial owner of more than 9.99% of our issued and outstanding common stock.

On March 12, 2021, the Company announced the authorization and declaration of a dividend distribution of one right for each outstanding share of common stock, par value $0.0001 per share, of the Company to stockholders of record as of the close of business on March 31, 2021. Each Right entitles the registered holder to purchase from the Company one 0.00667 portion of a share of Series B Participating Preferred Stock, par value $0.0001 per share, of the Company at an exercise price of $50.00.